SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)    JULY 3, 2000

                            INDUSTRIAL HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



           TEXAS                       1-9580                   76-0289495
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(State or other jurisdiction    (Commission file number)        (IRS Employer
    of incorporation)                                        Identification No.)

               7135 ARDMORE HOUSTON, TEXAS                      77054
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        (Address of principle executive offices)              (Zip code)




Registrant's telephone number, including area code    (713) 747-1025


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(Former name or former address, if changed since last report.)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            (a)   DISPOSITION OF BLASTCO SERVICES COMPANY

            Effective April 1, 2000, we sold Blastco Services Company ("Blastco"), our subsidiary engaged in refinery demolition, to two of its former shareholders, Gary H. Martin and William R. Massey. Mr. Martin is also the president of Blastco. In this transaction, we received $2 million in cash, $0.8 million in notes receivable and 1.5 million shares of our common stock that the purchasers had received in the original acquisition of Blastco on January 1, 1999. Additionally, we retained inventory and equipment with a book value of $0.3 million. This transaction is referred to as the Disposition in the accompanying unaudited pro forma combined condensed financial statements.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Pro Forma Financial Information

                Pro Forma Combined Condensed Balance Sheet at
                        March 31, 2000 (Unaudited)
                Notes to Pro Forma Combined Condensed Balance Sheet at
                        March 31, 2000 (Unaudited)
                Pro Forma Combined Condensed Statement of Operations for the
                        Three Months Ended March 31, 2000 (Unaudited)
                Pro Forma Combined Condensed Statement of Operations for the
                        Year Ended December 31, 1999
                Notes to Pro Forma Combined Condensed Statement of Operations

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                                    EXHIBITS

                                                                            PAGE

2.1   Stock Purchase Agreement by and among Industrial Holdings, Inc.,
      Blastco Services Company, Gary H. Martin and William R. Massey        Ex-1

7.2   Pro Forma Combined Condensed Financial Statements...............      Ex-2

10.1  Promissory Notes:

      (a) By and among Gary H. Martin, William R. Massey and
          Industrial Holdings, Inc....................................      Ex-3

      (b) Between Blastco Services Company and Industrial Holdings, Inc.    Ex-4

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                              INDUSTRIAL HOLDINGS, INC.



                              By: /S/ CHRISTINE A. SMITH
                                      EXECUTIVE VICE PRESIDENT AND
                                      CHIEF FINANCIAL OFFICER

Date:  July 3, 2000

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


                                INDEX TO EXHIBITS

2.1 Stock Purchase Agreement by and among Industrial Holdings, Inc., Blastco Services Company, Gary H. Martin and William R. Massey

7.2         Pro Forma Combined Condensed Financial Statements

10.1        Promissory Notes:
            (a) By and among Gary H. Martin, William R. Massey and
                Industrial Holdings, Inc.

            (b) Between Blastco Services Company and Industrial Holdings, Inc.

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